EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the Registration Statement of Colorado Wyoming Reserve Company on Form S-8 (File No. 333-39979) of our report dated October 9, 2000, relating to the financial statements which appear in this Form 10-KSB.





Hein + Associates LLP

Denver, Colorado
October 9, 2000